UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 16, 2005



                           DRAGON PHARMACEUTICAL INC.
             (Exact name of registrant as specified in its charter)


            Florida                       0-27937                 65-0142474
            -------                       -------                 ----------
 (State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
         of Incorporation)                                Identification Number)


            1055 Hastings Street, Suite 1900
              Vancouver, British Columbia                      V6E 2E9
              ----------------------------                     -------
        (Address of Principal Executive Offices)               (Zip Code)


                                 (604) 669-8817
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements
-------------------------------------------------------------------

Item 4.02 (a) Non - Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

     After review of the accounting policies of Dragon Pharmaceutical Inc. ("Dragon") and applicable accounting pronouncements, the Board of Directors of Dragon decided that the reduction of a future retirement benefit obligation related to the acquisition of a land use right from an unrelated former state-owned enterprise in China by Oriental Wave Holding Limited ("Oriental Wave") in July 2003 should have been accounted for as a reduction to the recorded cost of the land use right instead of as a non-operating gain from extinguishment of debt, as previously disclosed in Oriental Wave's 2004 financial statements. As a result, Oriental Wave's 2004 financial statements and Dragon's financial statements for the quarterly periods ended March 31, 2005 and June 30, 2005 have been or will be restated to reflect such change in accounting treatment.

     During the preparation of Dragon's financial statements for the quarter ended June 30, 2005, the Company's independent auditors, Ernst & Young, raised an issue as to the propriety of the application of an accounting principal in connection with the reduction in future retirement benefits related to certain prior employees of a former state-owned enterprise in China assumed by Oriental Wave, which is a wholly-owned subsidiary of the Company. Dragon also held discussions with the subsidiary's former independent accountants, Webb & Company, as to this change in accounting treatment.

     After substantial review of the facts and circumstances surrounding this transaction, and extensive discussion and review of appropriate accounting pronouncements, the Board of Directors determined that the transaction should be recorded as a reduction to the recorded cost of the land use rights, and adopted this position on September 16, 2005. The reduction of the future retirement benefit obligation during 2004, totaling $1,135,238, which had been recognized as a non-operating gain, has now been recorded as a reduction to the cost of the land use right. This adjustment also resulted in a reduction of depreciation expense of $11,352 during 2004. On a going forward basis, any similar reduction of the retirement benefit obligation will be treated as a reduction to the recorded cost of the land use rights. This position was conveyed to Dragon's independent accountant and Oriental Wave's former independent accountant, each of whom concurred with this decision.

     As a result, Oriental Wave's 2004 financial statements will be restated to reflect the change in accounting treatment and Dragon will file a Form 8-K to file Oriental Wave's restated financial statements. In addition, Dragon will amend its Form 10-QSB for the quarter ended March 31, 2005 to reflect this change. Dragon's Form 10-QSB for the quarter ended June 30, 2005 was filed with the Securities and Exchange Commission on September 21, 2005 to reflect this restatement.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   DRAGON PHARMACEUTICAL INC.
                                   (Registrant)


Dated:  September 23, 2005         By:  /s/ Maggie Deng
                                        -------------------------------------
                                        Maggie Deng
                                        Chief Operating Officer